MFS(R) Variable Insurance TrustSM

MFS(R) CAPITAL OPPORTUNITIES SERIES        MFS(R) NEW DISCOVERY SERIES
MFS(R) EMERGING GROWTH SERIES              MFS(R) RESEARCH BOND SERIES
MFS(R) GLOBAL EQUITY SERIES                MFS(R) RESEARCH INTERNATIONAL SERIES
MFS(R) HIGH INCOME SERIES                  MFS(R) RESEARCH SERIES
MFS(R) INVESTORS GROWTH STOCK SERIES       MFS(R) STRATEGIC INCOME SERIES
MFS(R)  INVESTORS TRUST SERIES             MFS(R) TOTAL RETURN SERIES
MFS(R) MID CAP GROWTH SERIES               MFS(R) UTILITIES SERIES
MFS(R) MONEY MARKET SERIES                 MFS(R) VALUE SERIES

                        Supplement to Current Prospectus



Effective immediately, the section under the caption "Pricing of Series' Shares" in Section VI "Other Information" in the prospectus of the above-referenced series is replaced in its entirety by the following:

The price of each class of the series' shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of series shares outstanding for that class. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the series' do not transact purchase, exchange or redemption orders.

To determine net asset value, each series' investments, except for MFS Money Market Series, for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the series' investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

Under the series' valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the series' net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the series' net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the series' foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the series' net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the series' net asset value may differ from quoted or published prices for the same investments.

To determine net asset value, the MFS Money Market Series' investments are generally valued at amortized cost.

Certain series invest in securities which are primarily listed on foreign exchanges that trade on weekends and other days when the series does not price its shares. Therefore, the value of these series' shares may change on days when you will not be able to purchase or redeem their shares.

Insurance companies and plan sponsors are the designees of the trust for receipt of purchase, exchange and redemption orders from contractholders and plan beneficiaries. An order submitted to the trust's designee by the valuation time will receive the net asset value next calculated; provided that the trust receives notice of the order generally by 9:30 a.m. Eastern time on the next day on which the New York Stock Exchange is open for trading.


                  The date of this supplement is April 1, 2006.